PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.



[PICTURE OF BUILDINGS]



A CLOSED-END
FUND SPECIALIZING
IN INVESTMENTS
IN COMMERCIAL
MORTGAGE-BACKED
SECURITIES



DECEMBER 31, 1996
ANNUAL REPORT



PIMCO

[PICTURE OF BUILDINGS]


PACIFIC INVESTMENT MANAGEMENT COMPANY IS RESPONSIBLE FOR THE MANAGEMENT AND ADMINISTRATION OF THE PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC. (THE "FUND"). FOUNDED IN 1971, PACIFIC INVESTMENT CURRENTLY MANAGES MORE THAN $88 BILLION ON BEHALF OF MUTUAL FUND AND INSTITUTIONAL CLIENTS LOCATED AROUND THE WORLD. RENOWNED FOR ITS FIXED INCOME MANAGEMENT EXPERTISE, PACIFIC INVESTMENT MANAGES ASSETS FOR APPROXIMATELY 30% OF THE 200 LARGEST U.S. PENSION FUNDS.

PACIFIC INVESTMENT IS ONE OF SIX INVESTMENT ADVISORY FIRMS WHICH FORM PIMCO ADVISORS L.P., THE NATION'S FOURTH LARGEST PUBLICLY TRADED INVESTMENT MANAGEMENT CONCERN WITH COMBINED ASSETS UNDER MANAGEMENT IN EXCESS OF $110 BILLION. WIDELY RECOGNIZED FOR PROVIDING CONSISTENT PERFORMANCE AND HIGH-QUALITY CLIENT SERVICE, THE SIX AFFILIATED FIRMS ARE:

     PACIFIC INVESTMENT MANAGEMENT COMPANY/NEWPORT BEACH, CALIFORNIA COLUMBUS CIRCLE INVESTORS/STAMFORD, CONNECTICUT
     CADENCE CAPITAL MANAGEMENT/BOSTON, MASSACHUSETTS
     NFJ INVESTMENT GROUP/DALLAS, TEXAS
     PARAMETRIC PORTFOLIO ASSOCIATES/SEATTLE, WASHINGTON
     BLAIRLOGIE CAPITAL MANAGEMENT/EDINBURGH, SCOTLAND

UNITS OF PIMCO ADVISORS L.P. TRADE ON THE NEW YORK STOCK EXCHANGE UNDER THE TICKER SYMBOL "PA".

LETTER TO OUR SHAREHOLDERS

I am pleased to report that during 1996, PIMCO Commercial Mortgage Securities Trust, Inc. was again able to meet its primary investment objective of providing a high level of current income for shareholders. In fact, the Fund paid two special dividends amounting to an additional ten cents of income over prior year levels. As a proportion of its annual distribution, the special dividends represented nearly a 9% increase in income, and they boosted the Fund's distribution yield for 1996 to just over 9.5% (based on a year-end market share price of $12.875).

A number of factors combined to make these two special dividends possible. First, the Fund benefited from the positive spread between its cost of financing and the yield generated by its investment portfolio. Second, yields on commercial mortgage-backed securities remained significantly higher than those offered by comparably rated corporate bonds. This yield advantage is consistent with our original assessment of the asset class when the Fund was created in 1993, and it continues to enhance the Fund's income relative to corporate bond funds. Third, because market interest rates were generally higher in 1996, the Fund was able to reinvest regular principal paydowns and coupon payments at higher interest rates, further enhancing yield.

I am also pleased to note that the Fund's total return investment performance was ranked #1 of 10 in the U.S. Mortgage Bond Fund-Other category by Lipper Analytical Services, Inc. for the one-year period ended December 31, 1996, and based on its three-year performance record, the Fund now carries a Four-Star rating from Morningstar, Inc.*

I hope you will spend a few moments reviewing the remainder of our annual report. Of particular interest is a question and answer session with the Fund's portfolio manager, Ben Trosky, which offers more information about commercial mortgage-backed securities and a presentation of the Fund's overall investment performance.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
February 3, 1997


* THE TOP 10% OF ALL FUNDS IN A BROAD INVESTMENT CATEGORY RECEIVE 5-STAR RATINGS. THE NEXT 22.5% RECEIVE 4-STAR RATINGS. THE MORNINGSTAR RATING COMBINES BOTH PERFORMANCE AND RISK INTO ONE EVALUATION.

[PICTURE OF BUILDINGS]

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "PCM". Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

[PICTURE OF BUILDINGS]

QUESTIONS & ANSWERS WITH BEN TROSKY

BENJAMIN TROSKY, A PIMCO MANAGING DIRECTOR AND FIXED INCOME PORTFOLIO MANAGER, HAS MANAGED THE PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC. SINCE ITS INCEPTION IN SEPTEMBER OF 1993. BEN IS A CHARTERED FINANCIAL ANALYST WITH OVER 15 YEARS OF INVESTMENT EXPERIENCE, THE PAST SIX OF WHICH HAVE BEEN SPENT AT PIMCO AS HEAD OF THE FIRM'S CREDIT RESEARCH TEAM. IN ADDITION TO HIS WORK ON THE FUND, BEN OVERSEES THE USE OF COMMERCIAL MORTGAGE-BACKED SECURITIES AND HIGH YIELD BONDS IN PIMCO'S PRIVATELY MANAGED AND MUTUAL FUND PORTFOLIOS. THE FOLLOWING QUESTIONS AND ANSWERS ARE FROM A RECENT CONVERSATION WITH BEN.

BOND INVESTORS EXPERIENCED A DIFFICULT YEAR IN 1996. WHAT WERE THE PRIMARY FACTORS DRIVING INTEREST RATES HIGHER?

Several events occurred early in 1996 which combined to push U.S. interest rates higher. These included the collapse of balanced budget legislation that had fueled an impressive bond rally in 1995's fourth quarter. General economic strength led by robust employment growth, and solid housing and automobile sales contributed as well, quickly reversing investor expectations of Fed easing to very real concerns that the Fed would raise short-term rates to reign in economic growth that might cause inflation. Only as the year progressed and inflation remained calm did rates begin to fall, and then it took a series of weakening economic statistics and a status-quo election outcome to drive bond yields lower. Despite this late rally however, Treasury yields on maturities two years and longer still finished the year between 70 and 85 basis points higher.

Movements of U.S. Treasury Yields and Core CPI in 1996

Date       30-Year Yield (left axis)   3-Month Yield (left axis)   Core CPI* (right axis)
12/29/95                      5.915%                      5.007%                   2.200%
  1/5/96                      6.011                       5.182
 1/12/96                      6.114                       5.171
 1/19/96                      5.940                       5.109
 1/26/96                      6.011                       5.098                    2.200
  2/2/96                      6.130                       4.984
  2/9/96                      6.065                       4.932
 2/16/96                      6.210                       4.890
 2/23/96                      6.372                       4.953
  3/1/96                      6.334                       5.005                    2.700
  3/8/96                      6.678                       5.026
 3/15/96                      6.706                       5.151
 3/22/96                      6.622                       5.109
 3/29/96                      6.634                       5.140                    3.500
  4/5/96                      6.791                       5.161
 4/12/96                      6.769                       5.078
 4/19/96                      6.753                       5.026
 4/26/96                      6.756                       5.119                    2.700
  5/3/96                      7.084                       5.140
 5/10/96                      6.895                       5.140
 5/17/96                      6.800                       5.161
 5/24/96                      6.801                       5.181
 5/31/96                      6.956                       5.182                    2.700
  6/7/96                      6.998                       5.251
 6/14/96                      7.056                       5.199
 6/21/96                      7.063                       5.276
 6/28/96                      6.838                       5.157                    2.200
  7/5/96                      7.159                       5.292
 7/12/96                      6.997                       5.292
 7/19/96                      6.941                       5.296
 7/26/96                      6.975                       5.282                    2.900
  8/2/96                      6.710                       5.199
  8/9/96                      6.657                       5.147
 8/16/96                      6.735                       5.182
 8/23/96                      6.922                       5.168
 8/30/96                      7.085                       5.281                    2.200
  9/6/96                      7.077                       5.324
 9/13/96                      6.915                       5.213
 9/20/96                      7.010                       5.272
 9/27/96                      6.875                       5.022                    2.700
 10/4/96                      6.708                       5.001
10/11/96                      6.812                       5.150
10/18/96                      6.768                       5.105
10/25/96                      6.782                       5.116
 11/1/96                      6.646                       5.157                    2.400
 11/8/96                      6.473                       5.181
11/15/96                      6.424                       5.136
11/22/96                      6.403                       5.157
11/29/96                      6.317                       5.125                    2.900
 12/6/96                      6.510                       5.023
12/13/96                      6.571                       4.918
12/20/96                      6.606                       5.023
12/27/96                      6.562                       5.095
12/31/96                      6.641                       5.171

*Excluding food and energy prices

COMPARED TO BROAD MARKET MEASURES LIKE THE LEHMAN BROTHERS AGGREGATE BOND INDEX, THE FUND POSTED STRONG PERFORMANCE FOR THE YEAR. DOES THE YIELD ADVANTAGE OF COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS") TELL THE WHOLE STORY?

Of course, I was pleased, as I hope investors were, with the Fund's strong relative performance in 1996. In a year when interest rates increased, the CMBS that make up the Fund's investment portfolio had two distinct advantages over the Lehman Index. First was the yield advantage of CMBS over fixed income instruments of similar credit quality. The second was relative price appreciation as yield spreads over Treasuries narrowed. Both of these issues will be discussed in greater detail later in the report. Investment performance calculated on the Fund's NYSE share price received an additional boost as the Fund's trading discount narrowed by 3.59% from its level at the end of 1995.

INVESTMENT PERFORMANCE FOR THE PERIODS ENDED 12/31/96
                                                                        SINCE
                                                                    INCEPTION
                                        1 YEAR    2 YEARS*  3 YEARS*  9/2/93*
-----------------------------------------------------------------------------
Fund Net Asset Value                     8.45%      14.71%     8.99%    8.20%
Fund NYSE Market Value                  14.57%      18.16%     7.74%    6.77%
Lehman Brothers Aggregate
  Bond Index                             3.63%      10.80%     6.03%    5.51%

* AVERAGE ANNUAL TOTAL RETURN

                  Growth of $10,000 Net Investment in the Fund

                                                 LEHMAN BROTHERS
MONTH       NET ASSET VALUE   NYSE MARKET VALUE   AGGREGATE BOND
                                                      INDEX
---------   ---------------   -----------------  ---------------
---------   ---------------   -----------------  ---------------

 08/31/93       $10,000.00           $10,000.00       $10,000.00
 12/31/93        10,043.01             9,946.24        10,033.40
 12/31/94         9,881.78             8,909.53         9,740.76
 12/31/95        11,989.26            10,856.85        11,540.33
 12/31/96        13,002.57            12,438.43        11,959.28



THE LINE GRAPH DEPICTS THE VALUE OF A NET $10,000 INVESTMENT MADE AT THE FUND'S INCEPTION ON SEPTEMBER 2, 1993 AND HELD THROUGH DECEMBER 31, 1996, COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AN UNMANAGED MARKET INDEX. INVESTMENT PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. THE PCM NYSE MARKET VALUE PERFORMANCE DOES NOT REFLECT THE EFFECT OF SALES LOADS OR BROKER COMMISSIONS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

HOW HAS CONTINUED ECONOMIC GROWTH INFLUENCED THE CMBS MARKET?

Continued economic expansion combined with modest new construction has resulted in a positive fundamental backdrop for commercial real estate. Indeed, strength in utilization levels has, with the exception of retail properties, resulted in commercial real estate rents rising across most of the country. Capitalization rates have remained stable, leading to improved property valuations, strong collateral support and declining default rates across the spectrum of property types. On balance, we expect these trends to persist through 1997. Given that rental rates are approaching levels that will facilitate new construction, we will remain vigilant to the prospects for changes in the balance between supply and demand in the sectors we monitor.

DOES THIS EXPLAIN THE FUND'S CONCENTRATIONS IN MULTI-CLASS AND MULTI-FAMILY SECURITIES?

The multi-family (apartment) sector was the first property class to rebound following the overbuilding boom of the 1980's. Rents and capitalization rates have risen steadily since 1992, and have reached a level that has encouraged new construction in the faster growing markets of the Southeast, Southwest and Rocky Mountain states. Future Fund purchases will likely de-emphasize the multi-family sector.

For the three plus years that the Fund has been in existence, multi-class securities have been attractive investments. This has primarily been due to high levels of credit support and the technical structure of these securities that directs cash flow towards the lower rated classes. This has the effect of providing additional credit enhancement to more senior securities.

PORTFOLIO COMPOSITION
BY COMMERCIAL MORTGAGE TYPE

Multi-class* 34.8%
-----------------------------
Multi-family 32.3%
-----------------------------
Healthcare 14.2%
-----------------------------
Hospitality 11.2%
-----------------------------
Mobile Home Parks 3.5%
-----------------------------
Discount Notes 2.2%
-----------------------------
Retail 1.8%
-----------------------------

* A MIX OF ALL TYPES OF COMMERCIAL PROPERTIES

WHAT OTHER MARKET SECTORS DO YOU FIND ATTRACTIVE LOOKING FORWARD INTO 1997?

Looking into 1997, we expect issuance to remain strong and will continue to focus our efforts on the congregate care and assisted living sector (included
with hospitals in the broad Healthcare property type).   This market sector
benefits from positive demographics, barriers to entry and managed healthcare trends. Suburban office space should continue to benefit from strong absorption trends and full service hotels are aided by limited new construction, improving revenue and utilization trends.

Commercial Mortgage-Backed Securities Issuance (dollars in billions)

Year              Issuance
----              --------

1990               $   5.6
1991                   8.6
1992                  14.4
1993                  17.4
1994                  20.1
1995                  18.8
1996                  30.2

COMPARED TO SIMILAR DURATION TREASURY SECURITIES, CORPORATE BOND YIELD SPREADS NARROWED SIGNIFICANTLY IN 1996. DID THIS TREND CARRY OVER INTO THE CMBS MARKET?

Yes. In fact, 1996 saw CMBS outperform comparably rated corporate bonds across the rating spectrum, with BBB-rated securities tightening the most. For example, the yield spread on a typical BBB-rated CMBS versus a comparable maturity Treasury narrowed by more than 75 basis points, with AA-rated CMBS experiencing a lesser, but still significant spread tightening of 30 basis points.

Comparative Changes in Yield Spreads Over 10-Year U.S. Treasuries (spreads in basis points)

                       12/31/95    3/31/96    6/30/96    9/30/96    12/31/96

AA-Rated CMBS              130        115        105         85          80
BBB-Rated CMBS             200        180        165        140         115
AA-Rated Corporates         55         40         40         46          40
BBB-Rated Corporates        95         90         90         93          88

DOES THE TIGHTENING YOU JUST DESCRIBED TEMPER YOUR EXPECTATIONS FOR FUND PERFORMANCE IN 1997?

While it is true that CMBS yield spreads have narrowed significantly, it is important to keep in mind that these securities began 1996 grossly undervalued versus securities of comparable credit risk. At this juncture, CMBS are priced more fairly based on credit fundamentals, but nonetheless continue to offer wider yield spreads than comparably rated corporate bonds. Given this yield advantage and a favorable fundamental backdrop, CMBS should demonstrate favorable relative performance versus other fixed income instruments in the coming year.

CMBS and Corporate Bonds
Excess Yield over U.S. Treasuries*

               Commercial
               Mortgage-
               Backed         Corporate
Rating         Securities         Bonds
------         ----------         -----
AAA                 0.70%         0.35%
AA                  0.80%         0.40%
A                   0.95%         0.55%
BBB                 1.15%         0.88%
BB                  3.75%         2.30%
B                   7.00%         3.90%

* 10 year U.S. Treasury Notes as of December 31, 1996

AS YOU MOVE DOWN THE CREDIT LADDER, SPREADS WIDEN APPRECIABLY. IS THIS AN ACCURATE REFLECTION OF THE CREDIT RISK ASSOCIATED WITH LOWER RATED CMBS?

No. A majority of investors in the higher-rated CMBS rely exclusively on the rating agencies for credit input due to the specialized and complex nature of the analysis. The significant yield advantage of lower-rated CMBS versus comparably rated corporate bonds compensates those investors who have the resources to conduct independent credit analysis. At PIMCO we feel that we have sufficient depth and experience on our credit team to perform the necessary due diligence to purchase these lower-rated securities with confidence. As noted previously in discussing the yield advantages of lower-rated CMBS, the rewards from thorough research can be considerable.

Portfolio Composition
By Quality Rating*

AAA                20.3%
AA                 10.2%
A                  11.2%
BBB                37.6%
BB                 13.8%
B                   6.9%

* As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch

HOW DO YOU ANALYZE SECURITIES TO IDENTIFY APPROPRIATE ADDITIONS TO THE FUND'S INVESTMENT PORTFOLIO?

We start by evaluating the composition of the underlying collateral. Factors such as geographic location, property type, loan-to-value, debt service coverage, leasing rates versus current market, quality of tenant base, and environmental compliance are considered. When appropriate, outside consultants are utilized to help with the real estate aspects of this analysis. Once a collateral pool is deemed to be acceptable, we evaluate the structural integrity of the deal and its current market valuation before purchasing a security.

FINALLY, MOST INVESTORS HAVE PURCHASED THE FUND FOR MONTHLY INCOME. WHAT CAN THEY EXPECT IN THE COMING YEAR?

While it is impossible to forecast with precision, the outlook remains favorable. However, there are several economic and interest rate events that could make it difficult to duplicate 1996's unusually high distribution levels in the coming year. These include the possibility of a significant upward move in interest rates, a negatively shaped yield curve or an increase in defaults. While we do not consider any of these events to be likely, each factor could negatively impact the Fund's dividend distributions.

[PICTURE OF BUILDINGS]


FINANCIAL
HIGHLIGHTS

                                                                                                                 FROM COMMENCEMENT
                                     FOR THE YEAR ENDED       FOR THE YEAR ENDED       FOR THE YEAR ENDED    OF OPERATIONS THROUGH
                                      DECEMBER 31, 1996        DECEMBER 31, 1995        DECEMBER 31, 1994      DECEMBER 31, 1993(a)

SELECTED PER SHARE DATA:
Net asset value, beginning
  of period                                $      13.84             $      12.41             $      13.76             $      13.95
                                           ------------             ------------             ------------             ------------
  Net investment income                            1.23                     1.16                     1.16                     0.20
  Net realized and unrealized
  gain (loss) on investments                      (0.13)                    1.40                    (1.38)                   (0.14)
                                           ------------             ------------             ------------             ------------

Total from investment operations                   1.10                     2.56                    (0.22)                    0.06
Less dividends from net
  investment income                               (1.23)                   (1.13)                   (1.13)                   (0.25)
                                           ------------             ------------             ------------             ------------

Net asset value, end of period             $      13.71             $      13.84             $      12.41             $      13.76
                                           ------------             ------------             ------------             ------------
                                           ------------             ------------             ------------             ------------

Per share market value,
  end of period                            $      12.88             $      12.38             $      11.13             $      13.63
                                           ------------             ------------             ------------             ------------
                                           ------------             ------------             ------------             ------------

Total investment return
  Per share market value (b)                      14.57%                   21.86%                  (10.42%)                 (1.62%)*
  Per share net asset value (c)                    8.45%                   21.33%                   (1.61%)                 1.30%*
Ratios to average net assets
  Operating expenses
  (excluding interest expense)                     0.99%                    1.04%                    1.03%                  1.00%*
  Total operating expenses                         3.60%                    3.94%                    2.71%                  1.11%*
  Net investment income                            9.08%                    8.93%                    8.84%                  5.59%*
Supplemental data
  Net assets, end of period                $150,929,420             $152,375,285             $136,595,091             $151,406,829
  Portfolio turnover rate                         35.98%                   47.79%                   45.71%                   17.43%

*    Annualized

(a)  Commencement of operations, September 2, 1993.

(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.



SEE NOTES TO FINANCIAL STATEMENTS

[PICTURE OF BUILDINGS]


FINANCIAL
STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                    DECEMBER 31, 1996
ASSETS
Investments in securities, at market value                            $   222,397,414
  (Identified cost: $222,437,962)
Cash                                                                          774,244
Interest receivable                                                         2,028,148
Paydown receivable                                                             17,178
Deferred organizational expense                                                10,154
Other assets                                                                    4,930
                                                                      ---------------
  Total assets                                                        $   225,232,068
                                                                      ---------------

LIABILITIES
Reverse repurchase agreements                                              69,849,615
Payable for investments purchased                                           2,495,834
Dividends payable                                                           1,582,281
Accrued investment manager's fee                                              271,902
Accrued administrator's fee                                                    37,504
Other liabilities                                                              65,512
                                                                      ---------------
  Total liabilities                                                   $    74,302,648
                                                                      ---------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                    $   150,929,420
                                                                      ---------------

NET ASSETS CONSIST OF:
Capital stock - authorized 300 million shares,
  $.001 par value; outstanding 11,007,169 shares                               11,007
Additional paid-in capital                                                152,922,138
Undistributed net investment income                                           228,602
Accumulated net realized loss from investments                             (2,191,779)
Unrealized depreciation of investments                                        (40,548)
                                                                      ---------------
                                                                      $   150,929,420
                                                                      ---------------
                                                                      ---------------
NET ASSET VALUE PER SHARE OUTSTANDING                                 $         13.71
                                                                      ---------------
                                                                      ---------------

STATEMENT OF OPERATIONS

                                                                   FOR THE YEAR ENDED
                                                                    DECEMBER 31, 1996

INTEREST INCOME                                                       $    18,840,980

EXPENSES
Interest expense                                                            3,876,006
Investment manager fee                                                      1,072,606
Administration fee                                                            147,946
Printing fee                                                                   56,168
Custody and portfolio accounting fee                                           37,444
Directors' fee                                                                 45,841
Audit fee                                                                      17,028
Organization expenses                                                           6,112
Other expenses                                                                 92,371
                                                                      ---------------
  Total expenses                                                            5,351,522
                                                                      ---------------

NET INVESTMENT INCOME                                                 $    13,489,458

NET REALIZED AND UNREALIZED LOSS
Net realized loss on investments                                             (584,579)
Unrealized depreciation on investments                                       (866,968)
                                                                      ---------------
  Net loss on investments                                             $    (1,451,547)
                                                                      ---------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                      $    12,037,911
                                                                      ---------------
                                                                      ---------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                                     DECEMBER 31, 1996        DECEMBER 31, 1995

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income                                  $    13,489,458          $    12,991,919
Net realized loss
  on investments                                              (584,579)                (476,725)
Unrealized appreciation
  (depreciation) on investments                               (866,968)              15,647,907
                                                       ----------------------------------------
Net increase
  resulting from operations                                 12,037,911               28,163,101

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                      (13,483,776)             (12,382,907)
                                                       ----------------------------------------

  TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                             (1,445,865)              15,780,194
                                                       ----------------------------------------
                                                       ----------------------------------------

NET ASSETS
Beginning of period                                        152,375,285              136,595,091
                                                       ----------------------------------------

End of period*                                         $   150,929,420          $   152,375,285
                                                       ----------------------------------------
                                                       ----------------------------------------

*Including undistributed net
  investment income of:                                $       228,602          $       119,949
                                                       ----------------------------------------


STATEMENT OF CASH FLOWS

                                                                   FOR THE YEAR ENDED
                                                                    DECEMBER 31, 1996

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $    12,037,911

ADJUSTMENTS TO RECONCILE TO NET CASH
  PROVIDED FROM OPERATING ACTIVITIES
Decrease in interest receivable                                               339,371
Amortization of premium and discount, net                                    (993,780)
Increase in accrued expenses                                                  208,508
Decrease in other assets                                                        6,632
Net loss on investments                                                     1,451,547
                                                                      ---------------
Total adjustments                                                           1,012,278
                                                                      ---------------
Net cash provided from operating activities                                13,050,189
                                                                      ---------------


INVESTING ACTIVITIES
Purchase of long-term portfolio investments                              (101,334,283)
Proceeds from disposition of long-term
  portfolio investments                                                   103,648,408

Purchase of short-term portfolio investments, net                          (4,141,317)
                                                                      ---------------
Net cash used in investing activities                                      (1,827,192)
                                                                      ---------------

FINANCING ACTIVITIES*
Cash dividends paid                                                       (12,933,417)

Net increase in reverse repurchase agreements                               2,484,000
                                                                      ---------------
Net cash used in financing activities                                     (10,449,417)
                                                                      ---------------
Net increase in cash                                                          773,580

Cash at beginning of period                                                       664
                                                                      ---------------
Cash at end of period                                                 $       774,244
                                                                      ---------------
                                                                      ---------------

* Cash paid for interest for the year ended December 31, 1996, amounted to $3,644,636.


SEE NOTES TO FINANCIAL STATEMENTS

[PICTURE OF BUILDINGS]


SCHEDULE OF
INVESTMENTS


December 31, 1996
                                                             PRINCIPAL
                                                                AMOUNT               VALUE
                                                       -----------------------------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 144.0%

MULTI-CLASS - 50.7%
Aetna Commercial Mortgage Trust
    7.100% due 12/26/30                                $     1,000,000     $       975,000
Asset Securitization Corporation
    7.384% due 08/13/29                                      1,500,000           1,474,571
Blackrock Capital Financial
    6.813% due 05/01/02 (a)(c)                               1,750,000           1,741,250
    8.185% due 11/16/26 (a)(c)                               2,000,000           2,050,626
Carolina First SBL Trust
    7.638% due 03/18/25 (a)                                  2,000,000           2,015,000
CBA Mortgage Corporation
    7.154% due 12/25/03 (a)                                  1,000,000             997,813
Federal Deposit Insurance Corporation
    6.918% due 11/25/26 (a)                                  1,260,000           1,271,025
First Boston Mortgage Securities Corporation
    7.458% due 11/25/27                                      1,000,000           1,000,000
    8.012% due 11/25/27                                      1,500,000           1,516,875
    7.729% due 01/25/28 (a)                                  2,500,000           2,384,375
    7.826% due 01/25/28 (a)(c)                               1,351,480             955,327
Lennar Corporation
    9.890% due 09/15/04 (c)                                  2,150,000           2,160,750
Matterhorn Capital Corporation
    7.850% due 01/20/06 (c)                                  4,000,000           4,005,000
Merrill Lynch Mortgage
    7.585% due 06/15/21 (a)                                  1,348,761           1,376,159
Morgan Stanley
    7.466% due 02/15/05 (a)(c)                               2,000,000           2,030,000
    8.240% due 12/15/23 (c)                                  1,800,000           1,847,250
NB Commercial Mortgage
    8.031% due 10/20/23 (c)                                    500,000             509,532
    8.730% due 10/20/23 (c)                                  1,000,000           1,009,375
Nomura
    8.010% due 07/07/03 (a) (c)                              3,259,923           3,268,073
    9.660% due 09/11/19 (a)                                  3,000,000           3,373,593
Prudential Securities Secured Financing
    7.610% due 12/26/22                                      1,000,000             980,000
Resolution Trust Corporation
    6.178% due 03/25/20 (a)                                    204,099             204,099
    7.150% due 06/25/23                                        404,849             405,481
    9.250% due 06/25/23                                      5,634,577           5,735,824
    9.450% due 05/25/24                                      4,842,116           4,933,661
    9.500% due 05/25/24                                        974,543             974,849
    8.150% due 06/25/24                                        636,368             635,174
    9.200% due 06/25/24                                      1,156,612           1,163,841
    7.700% due 07/25/24                                      3,077,981           3,090,243
    8.000% due 07/25/24                                      1,720,768           1,729,372
    7.100% due 12/25/24 (a)                                    960,878             958,176
    7.150% due 03/25/25                                      1,717,582           1,717,225
    8.500% due 03/25/25                                        961,233             956,427
    8.000% due 04/25/25                                      4,394,700           4,497,868
    8.000% due 06/25/26                                      5,032,444           4,721,061
    6.900% due 02/25/27 (a)                                    182,146             158,012
    6.900% due 02/25/27                                      2,346,588           1,959,401
    7.000% due 05/25/27                                      2,229,348           2,039,852
Structured Asset Securities Corporation
    7.750% due 02/25/28                                      3,841,000           3,755,780
                                                                           ---------------
                                                                                76,577,940
                                                                           ---------------

MULTI-FAMILY - 48.5%
Donaldson, Lufkin & Jenrette
    7.350% due 12/18/03                                      3,000,000           2,989,689
Federal Housing Authority
    7.970% due 04/25/15                                      2,578,383           2,609,002
    8.350% due 04/01/16                                      1,509,364           1,540,329
    6.430% due 12/01/19                                      2,811,025           2,796,093
    7.430% due 12/20/20                                      1,337,567           1,321,490
    9.125% due 01/01/21                                         99,179             101,410
    7.430% due 07/01/21                                      1,889,218           1,918,148
    7.430% due 08/01/21                                        978,444             992,661
    6.627% due 02/25/23                                      2,101,815           2,132,686
    7.430% due 03/29/23                                      2,909,681           2,972,422
    8.250% due 02/01/28                                      2,612,404           2,664,652
    8.875% due 06/01/35                                      5,977,813           6,112,314
Federal National Mortgage Association
    7.900% due 12/01/15 (a)(c)                                 873,781             571,780
    7.900% due 12/25/15 (a)(c)                               1,608,435           1,202,305
    9.375% due 04/01/16                                      2,433,536           2,537,521
    7.875% due 11/01/18                                      1,145,176           1,146,608
    6.429% due 01/01/19 (a)                                  1,469,755           1,456,895
First Boston Mortgage Securities Corporation
    7.557% due 09/25/06 (a)                                    976,236             978,677
Government National Mortgage Association
    9.500% due 09/15/30                                      4,327,239           4,424,602
    8.625% due 10/15/34                                      3,483,953           3,562,342
JHM Acceptance Corporation
    8.960% due 04/01/19                                        559,513             567,906
Kidder Peabody Mortgage
    8.880% due 08/01/03 (c)                                  4,987,000           5,223,883



December 31, 1996
                                                             PRINCIPAL
                                                                AMOUNT               VALUE
                                                       -----------------------------------

Merrill Lynch Mortgage
    8.071% due 04/25/23 (a)                            $     5,000,000     $     5,125,000
Multi-Family Capital Access One, Inc.
    7.400% due 1/15/24                                       2,162,807           2,159,429
Nationsbanc
    8.101% due 05/25/28 (a)(c)                               2,000,000           1,461,876
Resolution Trust Corporation
    9.000% due 03/25/17                                      2,123,468           2,169,257
    7.338% due 01/25/20 (a)                                  1,000,000           1,013,125
    7.166% due 09/25/20 (a)                                  1,026,082             656,693
    8.947% due 06/25/21 (a)(c)                               1,827,809           1,772,975
    8.000% due 09/25/21                                      1,188,774           1,195,368
    8.230% due 09/25/21 (a)                                  2,740,910           2,742,622
Structured Asset Securities Corporation
    7.050% due 11/25/02                                      6,000,000           5,070,000
                                                                           ---------------
                                                                                73,189,760
                                                                           ---------------

HEALTHCARE - 20.9%
Daiwa Mortgage Acceptance Corporation
    8.615% due 09/25/06 (c)                                  4,432,399           3,416,409
Holiday Corporation
    6.680% due 12/01/01 (c)                                  7,100,000           5,927,733
    6.680% due 12/15/01                                      5,000,000           4,836,720
LTC
    9.300% due 06/15/26 (c)                                  4,000,000           4,253,752
Red Mountain Funding Corporation
    9.150% due 11/28/27 (c)                                  3,200,000           2,931,001
SC Commercial
    7.050% due 11/28/13 (c)                                  5,000,000           4,993,750
    7.800% due 11/28/13 (c)                                  5,000,000           5,104,690
                                                                           ---------------
                                                                                31,464,055
                                                                           ---------------

HOSPITALITY - 16.3%
Cooper Hotel
    7.500% due 07/15/13 (c)                                  9,035,177           9,200,349
Franchise Mortgage Acceptance Corporation
    7.981% due 11/15/18 (c)                                  2,300,000           2,323,000
German American Capital Corporation
    8.535% due 10/10/02 (c)                                  2,000,000           2,043,126
HMH Properties, Inc.
    9.500% due 05/15/05 (c)                                  3,000,000           3,120,000
Hotel First
    8.520% due 08/01/08 (c)                                  2,829,763           2,999,107
J.Q. Hammons Hotels
    8.875% due 02/15/04                                      1,000,000             985,000
Starwood
    8.475% due 08/16/97 (c)                                  4,000,000           4,000,000
                                                                           ---------------
                                                                                24,670,582
                                                                           ---------------

MOBILE HOME PARKS - 5.0%
First Boston Mortgage Securities Corporation
    7.165% due 04/25/11 (a)                                  4,000,000           4,030,000
Manufacturers Hanover Corporation
    7.250% due 12/16/25 (a)(c)                                 918,556             918,556
    7.930% due 12/16/25 (a)(c)                               2,755,669           2,617,885
                                                                           ---------------
                                                                                 7,566,441
                                                                           ---------------

RETAIL - 2.6%
American Southwest Financial
    5.100% due 06/02/99 (c)                                    765,931             748,099
Conseco Commercial Mortgage
    9.700% due 07/15/04                                      1,535,826           1,543,505
Trizec Finance Limited
    10.875% due 10/15/05                                     1,500,000           1,642,500
                                                                           ---------------
                                                                                 3,934,104
                                                                           ---------------
Total Commercial Mortgage-Backed Securities                                    217,402,882
                                                                           ---------------
(Cost $217,443,430)

SHORT-TERM INSTRUMENTS - 3.4%

DISCOUNT NOTES - 3.4%
Pitney Bowes Credit, Inc.
    5.380% due 01/15/97                                      2,600,000           2,594,949
Shell Oil Co.
    6.250% due 01/03/97                                      2,400,000           2,399,583
                                                                           ---------------
Total Short-Term Instruments                                                     4,994,532
                                                                           ---------------
(Cost $4,994,532)

TOTAL INVESTMENTS (b) - 147.4%                                             $   222,397,414
(Cost $222,437,962)

OTHER ASSETS AND LIABILITIES (NET) - (47.4%)                                   (71,467,994)

NET ASSETS - 100.0%                                                        $   150,929,420
                                                                           ---------------
                                                                           ---------------

NOTES TO SCHEDULE OF INVESTMENTS

(a)  Variable rate security.  The rate shown is as of December 31, 1996.

(b) The identified cost of investments owned as of December 31, 1996 was the same for federal income tax and financial statement purposes.

(c) Security purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.


SEE NOTES TO FINANCIAL STATEMENTS

[PICTURE OF BUILDINGS]


NOTES TO
FINANCIAL
STATEMENTS
DECEMBER 31, 1996



1. GENERAL INFORMATION

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

    FEDERAL INCOME TAXES. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

    RECLASSIFICATION. Certain amounts as previously reported have been reclassified to conform to the 1996 presentation.

3. INVESTMENT MANAGER FEE, ADMINISTRATION FEE, AND DIRECTORS' FEE

    INVESTMENT MANAGER FEE. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

    ADMINISTRATION FEE. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

    DIRECTORS' FEE. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. ORGANIZATION

The Fund assumed all costs in connection with its organization and offering of shares, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. Expenses incurred in connection with the organization and offering of shares of the Fund were $30,500 and are being amortized over a five year period.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the year ended December 31, 1996, were $75,672,624 and $57,491,698, respectively. Purchases and sales of U.S. Government securities were $21,903,779 and $19,536,112, respectively.

6. FEDERAL INCOME TAX MATTERS

At December 31, 1996, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation                      $  3,499,240

    Aggregate gross unrealized depreciation                        (3,539,788)
                                                                 ------------

    Net unrealized depreciation                                  $    (40,548)
                                                                 ------------


The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1996, amounting to $2,191,779, is available to offset future taxable gains. If not applied, $67,350, $1,207,135, $229,745 and $687,549 of the loss will expire in 1998, 1999, 2003 and 2004, respectively.

7.  BORROWINGS UNDER REVERSE REPURCHASE AGREEMENTS

The average amount of borrowings outstanding during the year ended December 31, 1996 was $66,950,897 at a weighted average interest rate of 5.8%. On
December 31, 1996, securities valued at $76,740,830 were pledged as collateral for reverse repurchase agreements.

    The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

[PICTURE OF BUILDINGS]


REPORT OF
INDEPENDENT
AUDITORS

The Shareholders and Board of Directors
PIMCO Commercial Mortgage Securities Trust, Inc.

We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund), including the schedule of investments, as of December 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 2, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1996, the results of its operations, its cash flows, changes in its net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP



Kansas City, Missouri
January 24, 1997

[PICTURE OF BUILDINGS]


DIVIDEND
REINVESTMENT
PLAN


WHAT IS THE DIVIDEND REINVESTMENT PLAN FOR PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.

WHO CAN PARTICIPATE IN THE PLAN?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

WHAT DOES THE PLAN OFFER?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

HOW IS THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAINS
DISTRIBUTIONS ACCOMPLISHED?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

    If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

    The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

IS THERE A COST TO PARTICIPATE?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund.
 Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

HOW DO PARTICIPATING SHAREHOLDERS BENEFIT?

You will build holdings in the Fund easily and automatically at reduced costs.

    You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

    As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

    PIMCO Commercial Mortgage Securities Trust, Inc.
    c/o Investors Fiduciary Trust Company
    P.O. Box 419338
    Kansas City, MO  64141
    Telephone:  800-213-3606

    If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

HOW DO I ENROLL IN THE PLAN?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

    If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

    Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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20

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[PICTURE OF BUILDINGS]


BOARD OF
DIRECTORS
AND OTHER
INFORMATION


DIRECTORS AND OFFICERS
    Brent R. Harris, Chairman of the Board
    Guilford C. Babcock, Director
    Vern O. Curtis, Director
    Thomas P. Kemp, Director
    William J. Popejoy, Director
    R. Wesley Burns, President
    Garlin G. Flynn, Secretary
    John P. Hardaway, Treasurer

INVESTMENT MANAGER AND ADMINISTRATOR
    Pacific Investment Management Company
    840 Newport Center Drive, Suite 360
    Newport Beach, California 92660

TRANSFER AGENT AND CUSTODIAN
    Investors Fiduciary Trust Company
    127 West 10th Street
    Kansas City, Missouri 64105

LEGAL COUNSEL
    Dechert Price & Rhoads
    1500 K Street N.W.
    Washington, D.C. 20005

INDEPENDENT AUDITORS
    Ernst & Young LLP
    One Kansas City Place
    1200 Main Street
    Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.


This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.